UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULED 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant             X
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to sec.240.14a-12

Edison International

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
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(2)    Aggregate number of securities to which transaction applies:
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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
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(4)    Proposed maximum aggregate value of transaction:
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(5)    Total fee paid:
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[ ]    Fee paid previously with preliminary materials.
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[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount previously paid:
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(2)    Form, Schedule or Registration Statement No.
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(3)    Filing Party:
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(4)    Date Filed:
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The following email was sent to elected officers of Edison International and Southern California Edison Company on April 2, 2013:

Subject: Edison International Proxy Materials

To: Officers of Edison International and Southern California Edison

If you own Edison International shares in a Wells Fargo account or the Edison 401(k) Savings Plan, you will receive a full set of proxy materials at your home. We have requested that a full set be delivered to you in addition to the Notice of Internet Availability that you should have received a week or two ago. If you already voted your shares online, you do not need to do anything further. If you haven't voted, you may vote by returning the proxy card included in the materials, or you may vote online at www.edison.com/annualmeeting using the control number on the proxy card or on the Notice that you previously received. It doesn't matter if you vote the shares more than once since only the last vote received will count.

If you own Edison International shares in a brokerage account, a Notice of Internet Availability with respect to these shares should arrive in the mail within the next week. For your vote to be fully counted, you need to also vote these shares. The Notice sent by your broker will contain separate control numbers for you to vote those shares. Please note that the broker envelopes do not identify the company as “Edison International,” so please make sure to open any mail from your broker. Below is an example of what the envelope looks like for shares held through a broker such as Morgan Stanley Smith Barney:

Please make sure to vote the shares held in each account.

Thanks.

Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary